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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               NCR CORPORATION
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               (Name of Registrant as Specified In Its Charter)

                                      N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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Source: NCR Intranet Site (http://www.ncrnet.ncr.com)
Dates: March 8, 2001 - April 18, 2001

                Important Information for Employee Stockholders

Stockholders will soon be receiving NCR's proxy statement and proxy card electronically or in the mail. Employee stockholders are once again encouraged to save NCR significant printing and mailing costs, if possible, by:
(1) voting your proxy for NCR's 2001 Annual Meeting of Stockholders electronically via the Internet or by telephone;
(2) electing to receive future proxy statements and annual reports electronically; and
(3)  eliminating duplicate mailings of NCR proxy materials to the same address.

For more information on how you can help NCR save on the printing and mailing costs associated with these materials, click HERE.



Source NCR Intranet Site (http://www.ncrnet.ncr.com/stock-info.shtml)

Dates: March 8, 2001 - April 18, 2001

Attention employee stockholders:

(1)  Electronic Voting

If you are a "registered" stockholder (holding NCR stock in your own name rather than through a nominee such as a bank or broker) you can vote your proxy by accessing the Internet voting website at http://www.voteproxy.com. You will need the control number found on your proxy card to vote over the Internet.

If you own your NCR stock through Merrill Lynch under the Employee Stock Purchase Plan (ESPP) you can access http://www.proxyvote.com to vote electronically. You will need to use the control number provided with your proxy materials to vote electronically at this site.

Finally, if you hold your NCR shares in street name through a nominee (such as in a bank or brokerage account), you may receive similar instructions on how to vote electronically with your proxy statement.

(2)  Electronic Delivery of Proxy Materials

Registered stockholders may consent to electronic delivery online at http://www.investpower.com, by clicking on "Enroll to receive mailings via e-mail" and completing the online consent form. If you provide your consent, you will receive future NCR annual reports and proxy statements via an e-mail that directs you to an Internet site where the materials will be posted. We will continue to deliver these materials to you electronically until you revoke your consent by notifying American Stock Transfer and Trust Company at 1-800-937-5449. You may also request printed copies of these materials by calling NCR Investor Relations at 937-445-5905.

If you own your NCR stock through the ESPP, you may also consent to electronic delivery of future proxy statements and annual reports by completing the enrollment form at the end of the http://www.proxyvote.com Internet voting site.

If you hold your NCR stock through another nominee, such as a bank or broker, you should also check the instructions provided by your nominee on how to receive future proxy statements and annual reports electronically.

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No matter how you hold your NCR stock, we strongly recommend that, if possible, you take advantage of these cost-saving opportunities by voting electronically and registering for electronic delivery of future proxy statements and annual reports.
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(3)  Eliminating Duplicative Mailings

If you are a registered stockholder with multiple accounts or have the same address as other NCR registered stockholders, you may discontinue mailings of multiple annual reports and proxy statements by marking the designated box on the appropriate proxy card(s). Please make sure that at least one account continues to receive these materials. Eliminating these duplicate mailings will not affect your receipt of future proxy cards for any account. NCR will resume mailing these materials within 30 days if you change your mind and want to receive a separate annual report and proxy statement for any account. To resume the mailing of an annual report and proxy statement to an account or to receive separate copies of such materials, please call NCR stockholder services at 1-800-NCR-2303 (1-800-627-2303).

If you own NCR common stock beneficially through a nominee (such as a bank or broker) and receive more than one NCR annual report and proxy statement, please consider giving permission to your nominee to eliminate duplicate mailings.

Source:   Email to all NCR employees
Date:     March 9, 2001
Subject:  Delivery of NCR's 2000 Annual Report and 2001 Proxy Materials

On March 7, 2001, NCR commenced mailing its 2000 Annual Report and Notice of Meeting and Proxy Statement in connection with the Company's 2001 Annual Meeting. In the past, NCR has mailed these materials directly to all NCR employees. In an effort to reduce the substantial costs associated with printing and mailing these materials, this year NCR is delivering them via e-mail to all employees.

You may view the Company's proxy materials at the following Internet sites:
 .  2000 Annual Report: http://www.ncr.com/investors/annual_report00; and
 .  Notice of Annual Meeting and Proxy Statement:
   http://www.ncr.com/investors/proxy_statement00a.htm

Printed copies of these materials are also available at the Company's major office and manufacturing locations worldwide and facilities without e-mail access. Distribution of these materials will be coordinated by the local Human Resource departments. You may also order printed copies of these materials from the NCR Graphics Fulfillment Center. Employees unable to obtain printed copies may contact NCR Investor Relations at (937) 445-5905 or via e-mail at investor.relations@ncr.com.

Please note that if you are an NCR stockholder, you may also receive copies of the 2001 Annual Meeting proxy materials in the mail. The Company encourages you to save NCR printing and mailing costs, if possible, by:
(1) voting your proxy for NCR's 2001 Annual Meeting of Stockholders electronically via the Internet or by telephone;
(2) electing to receive future proxy statements and annual reports electronically; and
(3)   eliminating duplicate mailings of NCR proxy materials to the same address.

Further information on how you can help NCR save on the printing and mailing costs are located at http://www.ncrnet.ncr.com/stock-info.shtml.